Exhibit 99.1

L BRANDS ANNOUNCES PROPOSED $500 MILLION OFFERING OF SENIOR NOTES DUE 2029 BY ITS SPIN-OFF SUBSIDIARY, VICTORIA’S SECRET & CO.

COLUMBUS, Ohio (June 29, 2021) — L Brands, Inc. (“L Brands”) (NYSE: LB) announced today that its subsidiary, Victoria’s Secret & Co. (“Victoria’s Secret”), is offering to sell $500 million aggregate principal amount of senior notes due 2029 (the “Notes”) in a private placement offering to eligible purchasers, subject to market and other conditions. Victoria’s Secret is a recently formed company, which L Brands intends to separate from its current business by means of a spin-off to its shareholders (the “Separation”).

Upon the completion of the Separation, Victoria’s Secret intends to use the net proceeds from the offering of the Notes, after deducting discounts and commissions to the initial purchasers of the Notes and estimated offering expenses, to fund a portion of a cash payment to L Brands. Pending completion of the Separation, proceeds from the offering of the Notes will be deposited into escrow for the benefit of the holders of the Notes.

The Notes will be senior unsecured obligations. Upon issuance, the Notes will not be guaranteed.  However, from and after the date on which the proceeds of the offering are released from escrow, the Notes will be guaranteed by each of Victoria’s Secret’s existing and future wholly-owned domestic restricted subsidiaries that (i) guarantees its senior credit facilities, (ii) is a borrower under its ABL Facility or (iii) guarantees or incurs any other material debt.

The Notes will not be registered under the Securities Act of 1933 (the “Securities Act”) or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws. The Notes may be resold by the initial purchasers pursuant to Rule 144A and Regulation S under the Securities Act.

This press release is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the Notes or any other securities in any jurisdiction in which such offer, solicitation or sale is unlawful. In addition, this press release is not an offer to purchase or a notice of redemption with regard to any securities. The offering is made only by, and pursuant to, the terms set forth in the related offering memorandum. The offering is not being made to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

ABOUT L BRANDS:

L Brands, through its Bath & Body Works, Victoria’s Secret and PINK brands, is an international company. L Brands operates 2,681 company-operated specialty stores in the United States, Canada and Greater China, in more than 700 franchised locations worldwide and through its websites worldwide.

ABOUT VICTORIA’S SECRET & CO:

Victoria’s Secret is the world’s largest specialty retailer offering a wide assortment of modern, fashion-inspired collections including signature bras, panties, lingerie, casual sleepwear and athleisure, as well as award-winning prestige fragrances and body care. With nearly 1,400 retail stores worldwide and a predominately female workforce of more than 25,000, Victoria’s Secret boasts the largest team of specialty trained bra fit experts worldwide. Victoria’s Secret is committed to inspiring women around the world with products and experiences that uplift and champion them and their journey while creating lifelong relationships and advocating for positive change.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our Company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our Company or our management:

•	the spin-off may not be consummated within the anticipated time period or at all;

•	disruption to our business in connection with the proposed spin-off and that we could lose revenue as a result of such disruption;

•	the spin-off may not be tax-free for U.S. federal income tax purposes;

•	a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of both businesses or that the companies resulting from the spin-off do not realize all of the expected benefits of the spin-off;

•	the combined value of the common stock of the two publicly-traded companies will not be equal to or greater than the value of our common stock had the spin-off not occurred;

•	Victoria’s Secret has no history of operating as an independent company, and its historical combined and unaudited pro forma financial information is not necessarily representative of the results that it would have achieved as an independent, publicly traded company and may not be a reliable indicator of our future results;

•	general economic conditions, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	the novel coronavirus (COVID-19) global pandemic has had and is expected to continue to have an adverse effect on our business and results of operations;

•	the seasonality of our business;

•	divestitures or other dispositions, including a spin-off of Victoria’s Secret and related operations and contingent liabilities from businesses that we have divested;

•	difficulties arising from turnover in company leadership or other key positions;

•	our ability to attract, develop and retain qualified associates and manage labor-related costs;

•	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;

•	our ability to grow through new store openings and existing store remodels and expansions;

•	our ability to successfully operate and expand internationally and related risks;

•	our independent franchise, license and wholesale partners;

•	our direct channel businesses;

•	our ability to protect our reputation and our brand images;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	our ability to maintain, enforce and protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

◦	political instability, environmental hazards or natural disasters;

◦	significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in infected areas;

◦	duties, taxes and other charges;

◦	legal and regulatory matters;

◦	volatility in currency exchange rates;

◦	local business practices and political issues;

◦	potential delays or disruptions in shipping and transportation and related pricing impacts;

◦	disruption due to labor disputes; and

◦	changing expectations regarding product safety due to new legislation;

•	our geographic concentration of vendor and distribution facilities in central Ohio;

•	fluctuations in foreign currency exchange rates;

•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in product input costs;

•	our ability to adequately protect our assets from loss and theft;

•	fluctuations in energy costs;

•	increases in the costs of mailing, paper, printing or other order fulfillment logistics;

•	claims arising from our self-insurance;

•	our and our third-party service providers' ability to implement and maintain information technology systems and to protect associated data;

•	our ability to maintain the security of customer, associate, third-party and company information;

•	stock price volatility;

•	our ability to pay dividends and related effects;

•	shareholder activism matters;

•	our ability to maintain our credit rating;

•	our ability to service or refinance our debt and maintain compliance with our restrictive covenants;

•	our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;

•	our ability to comply with regulatory requirements;

•	legal and compliance matters; and

•	tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

For further information, please contact:

L Brands:
Investor Relations	Media Relations
Amie Preston	Brooke Wilson
(614) 415-6704	(614) 415-6042
apreston@lb.com	communications@lb.com